Exhibit 99.1

Webcast: Today, February 12, 2016 at 10:00 a.m. ET

www.bbgi.com

Replay information provided below

NEWS ANNOUNCEMENT	For Immediate Release

CONTACT:
B. Caroline Beasley, Chief Financial Officer	Joseph N. Jaffoni
Beasley Broadcast Group, Inc.	JCIR
239/263-5000; email@bbgi.com	212/835-8500 or bbgi@jcir.com

BEASLEY BROADCAST GROUP REPORTS 2015 FOURTH QUARTER

NET INCOME OF $3.3 MILLION, OR $0.14 PER DILUTED SHARE

NAPLES, Florida, February 12, 2016 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley,” “Beasley Broadcast” or the “Company”), a large- and mid-size market radio broadcaster, today announced operating results for the three month and full year periods ended December 31, 2015.

On December 1, 2014, the Company completed an Asset Exchange with CBS Radio Stations Inc. (CBS Radio) whereby Beasley exchanged a total of five radio stations in the Philadelphia and Miami-Fort Lauderdale markets for a total of fourteen CBS Radio stations in the Tampa-St. Petersburg, Charlotte and Philadelphia markets. As a result of the transaction, in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company is required to report the five stations that CBS Radio received under “discontinued operations” for the 2014 fourth quarter, despite having operated them through November 2014. The table below summarizes the results of continuing and discontinued operations for the three and twelve month periods ended December 31, 2015 and 2014.

Summary of Fourth Quarter and Full Year Results

In millions, except per share data	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Continuing Operations
Net revenue	$28.4	$18.6	$105.9	$58.7
Station operating income (SOI) (non-GAAP)	9.0	6.3	30.3	18.4
Operating income	6.1	1.8	13.6	5.6
Income (1)	3.3	1.8	6.4	1.0
Income per diluted share (1)	$0.14	$0.08	$0.28	$0.04

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Beasley Broadcast Group, 2/12/16	page 2

Discontinued Operations
Net revenue	$—	$8.1	$—	$42.6
Station operating income (SOI) (non-GAAP)	—	2.6	—	14.9
Operating income	—	56.8	—	68.8
Income	—	32.0	—	39.0
Income per diluted share	$—	$1.39	$—	$1.70
Combined Operations (continuing and discontinued operations) (non-GAAP)
Net revenue	$28.4	$26.7	$105.9	$101.3
Station operating income (SOI)	9.0	8.9	30.3	33.2
Operating income	6.1	58.6	13.6	74.3
Net income (1)	3.3	33.8	6.4	40.0
Net income per diluted share attributable to Beasley Broadcast shareholders (1)	$0.14	$1.47	$0.28	$1.74

(1)	Net income and net income per diluted share for the three and twelve months ended December 31, 2015 include a $0.6 million charge for a loss on modification of long term debt as the Company refinanced its debt and entered into a new credit agreement on November 30, 2015. Net income and net income per diluted share for the twelve months ended December 31, 2015 also include a pre-tax $3.5 million non-cash goodwill impairment charge related to the Company’s Wilmington, Delaware station as a result of the Company’s qualitative assessment and subsequent goodwill impairment testing. Net income and net income per diluted share from continuing operations for the twelve months ended December 31, 2014 were impacted by a total of $1.7 million of transaction and termination expenses related to the Asset Exchange with CBS Radio.

Please refer to the “Calculation of SOI” and “Reconciliation of SOI to Net Income” tables at the end of this announcement for a discussion regarding SOI calculations. “Combined Operations” is the sum of Continuing Operations and Discontinued Operations. Please refer to the “Pro Forma” and “Reconciliation of Pro Forma SOI to Net Income” tables at the end of this announcement for a discussion regarding our pro forma results.

“Throughout 2015 we implemented a broad range of operating, programming, sales and local strategies intended to extract operating and financial synergies from the stations acquired in the 2014 Asset Exchange. I am pleased to report that we achieved our goal of our clusters outperforming the markets that report to Miller Kaplan for the first time in December 2015 and expect this trend to continue in 2016. Success with our integration and profitability initiatives is also reflected in fourth quarter 2015 SOI of $9.0 million and an SOI margin of 31.7%, as well as net income of $3.3 million or $0.14 per diluted share.

“Combined fourth quarter pro forma revenue from our clusters in Charlotte and Tampa-St. Petersburg, the new markets we entered as a result of the Asset Exchange, declined by a negligible amount. However, we successfully lowered station operating expenses in these markets resulting in a moderate quarter-over-quarter rise in SOI from these clusters despite the benefit in the year ago period of almost $1 million in political revenue.

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Beasley Broadcast Group, 2/12/16	page 3

“As we complete the integration of the new stations, we also continue to make progress in strengthening our capital structure and reducing debt, while returning capital to shareholders. On November 30, 2015, the Company entered into a new credit agreement which extended our debt maturity and provided added flexibility under the credit agreement. We also made credit facility net repayments totaling $1.2 million, reduced borrowings to $89 million at year-end 2015 and declared our ninth consecutive quarterly cash dividend.

“Looking forward, we remain focused on operating our station clusters to match or exceed their market’s revenue performance. Our focus on localism supports our solid ratings in most markets, and in 2016 we look forward to benefiting from the programming, personnel, cost-efficiency and operating changes put in place over the last year as well as the return of political advertising.”

Webcast Information

The Company will host a webcast today, February 12, 2016, at 10:00 a.m. ET to discuss its financial results and operations. Interested parties may access the webcast at the Company’s web site at www.bbgi.com. Following its completion, a replay of the webcast can be accessed for five days on the Company’s web site, www.bbgi.com.

About Beasley Broadcast Group:

Founded in 1961, Beasley Broadcast Group, Inc., www.bbgi.com, is a radio broadcasting company that owns and operates 52 stations (34 FM and 18 AM) located in twelve large- and mid-size markets in the United States.

Definitions

Combined operations (non-GAAP) consists of continuing operations and discontinued operations and financial metrics presented as combined operations are calculated by adding together the respective continuing operations and discontinued operations financial metric being presented. Station Operating Income (SOI) consists of net revenue less station operating expenses. We define station operating expenses as cost of services and selling, general and administrative expenses.

Pro forma results, as presented herein, assume the asset exchange occurred on January 1, 2014. For the three and twelve months ended December 31, 2014, pro forma results include revenue and expenses from the fourteen stations we received in the asset exchange with CBS Radio located in the Tampa-St. Petersburg, Charlotte, and Philadelphia markets.

SOI, SOI from continuing operations, SOI from discontinued operations, and SOI from combined operations are financial measures of performance that are not calculated in accordance with GAAP. We use these non-GAAP financial measures for internal budgeting purposes. We also use SOI to make decisions as to the acquisition and disposition of radio stations. SOI, SOI from continuing operations, SOI from discontinued operations and SOI from combined operations exclude corporate-level costs and expenses and depreciation and amortization, which may be material to an assessment of the Company’s overall operating performance. Management compensates for this limitation by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of the Company’s operating performance. Moreover, the corresponding amounts of the non-cash and corporate-level costs and expenses excluded from the calculation are available to investors as they are presented on our statements of operations contained in our periodic reports filed with the Securities and Exchange Commission (SEC).

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Beasley Broadcast Group, 2/12/16	page 4

SOI is a measure widely used in the radio broadcast industry. The Company recognizes that because SOI is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that SOI provides meaningful information to investors because it is an important measure of how effectively we operate our business (i.e., operate radio stations) and assists investors in comparing our operating performance with that of other radio companies.

Note Regarding Forward-Looking Statements:

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “may,” “could,” “should,” “will,” “expects,” “anticipates,” “intends,” “continue,” “looking forward,” “plans,” “believes,” “estimates” and similar expressions or the negative of these terms or other comparable terminology are intended to identify such forward-looking statements. Key risks are described in our reports filed with the SEC including in our Annual Report on Form 10-K for the year ended December 31, 2014. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: risks that the stations acquired in the asset exchange with CBS Radio will not be integrated successfully or that the combined company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integrating the stations acquired in the asset exchange with CBS Radio; external economic forces that could have a material adverse impact on our advertising revenues and results of operations; our radio stations may not be able to compete effectively in their respective markets for advertising revenues; we may not remain competitive if we do not respond to changes in technology, standards and services that affect our industry; our substantial debt levels; and, the loss of key personnel. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our SEC filings, including but not limited to Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov, or our website, www.bbgi.com. All information in this release is as of February 12, 2016, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

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Beasley Broadcast Group, 2/12/16	page 5

BEASLEY BROADCAST GROUP, INC.

Consolidated Statements of Operations (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net revenue	$28,407,172	$18,562,069	$105,946,670	$58,705,903

Operating expenses:
Station operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below) (1)(2)	19,401,537	12,261,368	75,609,147	40,351,258
Corporate general and administrative expenses (including stock-based compensation) (3)	1,934,617	2,110,910	8,983,860	8,923,117
Radio station exchange transaction cost	—	1,261,318	349,917	1,261,318
Employee termination expenses	—	458,585	—	458,585
Depreciation and amortization	1,012,398	715,412	3,834,992	2,151,949
Impairment loss	—	—	3,520,933	—

Total operating expenses	22,348,552	16,807,593	92,298,849	53,146,227
Operating income	6,058,620	1,754,476	13,647,821	5,559,676
Non-operating income (expense):
Interest expense	(1,014,716)	(970,513)	(3,967,794)	(4,375,129)
Loss on modification of long-term debt	(558,856)	—	(558,856)	(30,569)
Other income (expense), net	389,559	24,201	881,938	326,282

Income from continuing operations before income taxes	4,874,607	808,164	10,003,109	1,480,260
Income tax expense (benefit)	1,604,772	(1,021,611)	3,640,787	514,275

Income from continuing operations	3,269,835	1,829,775	6,362,322	965,985
Income from discontinued operations (net of income taxes)	—	32,006,621	—	39,033,382

Net income	$3,269,835	$33,836,396	$6,362,322	$39,999,367

Basic net income per share:
Continuing operations	$0.14	$0.08	$0.28	$0.04

Discontinued operations	$—	$1.40	$—	$1.71

Net income per share	$0.14	$1.48	$0.28	$1.75

Diluted net income per share:
Continuing operations	$0.14	$0.08	$0.28	$0.04

Discontinued operations	$—	$1.39	$—	$1.70

Net income per share	$0.14	$1.47	$0.28	$1.74

Basic common shares outstanding	22,925,592	22,824,920	22,911,727	22,811,825

Diluted common shares outstanding	23,033,198	22,949,058	23,025,720	22,944,815

(1)	We refer to “Cost of services,” and “Selling, general and administrative” together as “station operating expenses” for the “Calculation of SOI” and “Reconciliation of SOI to Net Income” below.
(2)	Includes stock-based compensation of $(14,592) and $(74,196) for the three months ended December 31, 2015 and 2014, respectively and $110,781 and $101,362 for the twelve months ended December 31, 2015 and 2014, respectively.
(3)	Includes stock-based compensation of $213,605 and $297,493 for the three months ended December 31, 2015 and 2014, respectively and $1,002,110 and $1,216,540 for the twelve months ended December 31, 2015 and 2014, respectively.

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Beasley Broadcast Group, 2/12/16	page 6

Selected Balance Sheet Data - Unaudited

(in thousands)

	December 31, 2015	December 31, 2014
Cash and cash equivalents	$14,318	$14,259
Working capital	26,180	21,220
Total assets	311,402	314,191
Long term debt, net of current portion	86,462	93,025
Stockholders’ equity	$133,537	$130,542

Selected Statement of Cash Flows Data – Unaudited

	Year Ended December 31,
	2015	2014
Net cash provided by operating activities	$14,371,755	$16,913,700
Net cash provided by (used in) investing activities	55,471	(2,931,179)
Net cash used in financing activities	(14,368,173)	(14,022,093)

Net increase (decrease) in cash and cash equivalents	$59,053	$(39,572)

Calculation of SOI - Continuing Operations – Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net revenue	$28,407,172	$18,562,069	$105,946,670	$58,705,903
Station operating expenses	(19,401,537)	(12,261,368)	(75,609,147)	(40,351,258)

SOI	$9,005,635	$6,300,701	$30,337,523	$18,354,645

Reconciliation of SOI to Net Income - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
SOI	$9,005,635	$6,300,701	$30,337,523	$18,354,645
Corporate general and administrative expenses	(1,934,617)	(2,110,910)	(8,983,860)	(8,923,117)
Radio station exchange transaction costs	—	(1,261,318)	(349,917)	(1,261,318)
Employee termination expenses	—	(458,585)	—	(458,585)
Depreciation and amortization	(1,012,398)	(715,412)	(3,834,992)	(2,151,949)
Impairment loss	—	—	(3,520,933)	—
Interest expense	(1,014,716)	(970,513)	(3,967,794)	(4,375,129)
Loss on modification of long-term debt	(558,856)	—	(558,856)	(30,569)
Other income (expense), net	389,559	24,201	881,938	326,282
Income tax (expense) benefit	(1,604,772)	1,021,611	(3,640,787)	(514,275)
Discontinued operations	—	32,006,621	—	39,033,382

Net income	$3,269,835	$33,836,396	$6,362,322	$39,999,367

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Beasley Broadcast Group, 2/12/16	page 7

Calculation of SOI – Discontinued Operations - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net revenue	$—	$8,120,794	$—	$42,621,758
Station operating expenses	—	(5,564,225)	—	(27,732,682)

SOI	$—	$2,556,569	$—	$14,889,076

Reconciliation of SOI to Net Income – Discontinued Operations - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
SOI	$—	$2,556,569	$—	$14,889,076
Employee termination expenses	—	(62,500)	—	(62,500)
Depreciation and amortization	—	47,009	—	(374,002)
Gain on exchange of radio stations	—	54,306,974	—	54,306,974
Other income (expense), net	—	—	—	(330,416)
Income tax expense	—	(24,841,431)	—	(29,395,750)

Net income	$—	$32,006,621	$—	$39,033,382

Calculation of SOI – Combined Operations

(continuing and discontinued operations) - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net revenue	$28,407,172	$26,682,863	$105,946,670	$101,327,661
Station operating expenses	(19,401,537)	(17,825,593)	(75,609,147)	(68,083,940)

SOI	$9,005,635	$8,857,270	$30,337,523	$33,243,721

Reconciliation of SOI to Net Income – Combined Operations

(continuing and discontinued operations) - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
SOI	$9,005,635	$8,857,270	$30,337,523	$33,243,721
Corporate general and administrative expenses	(1,934,617)	(2,110,910)	(8,983,860)	(8,923,117)
Radio station exchange transaction costs	—	(1,261,318)	(349,917)	(1,261,318)
Employee termination expenses	—	(521,085)	—	(521,085)
Depreciation and amortization	(1,012,398)	(668,403)	(3,834,992)	(2,525,951)
Impairment loss	—	—	(3,520,933)	—
Gain on exchange of radio stations	—	54,306,974	—	54,306,974
Interest expense	(1,014,716)	(970,513)	(3,967,794)	(4,375,129)
Loss on modification of long-term debt	(558,856)	—	(558,856)	(30,569)
Other income (expense), net	389,559	24,201	881,938	(4,134)
Income tax expense	(1,604,772)	(23,819,820)	(3,640,787)	(29,910,025)

Net income	$3,269,835	$33,836,396	$6,362,322	$39,999,367

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Beasley Broadcast Group, 2/12/16	page 8

Combined Operations – Unaudited

	Three Months Ended December 31, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$18,562,069	$8,120,794	$26,682,863

Operating expenses:
Station operating expenses	12,261,368	5,564,225	17,825,593
Corporate general and administrative expenses	2,110,910	—	2,110,910
Radio station exchange transaction costs	1,261,318	—	1,261,318
Employee termination expenses	458,585	62,500	521,085
Depreciation and amortization	715,412	(47,009)	668,403
Gain on exchange of radio stations	—	(54,306,974)	(54,306,974)

Total operating expenses	16,807,593	(48,727,258)	(31,919,665)
Operating income	1,754,476	56,848,052	58,602,528
Non-operating income (expense):
Interest expense	(970,513)	—	(970,513)
Other income (expense), net	24,201	—	24,201

Income from continuing operations before income taxes	808,164	56,848,052	57,656,216
Income tax expense (benefit)	(1,021,611)	24,841,431	23,819,820

Net income	1,829,775	32,006,621	33,836,396

	Year Ended December 31, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$58,705,903	$42,621,758	$101,327,661

Operating expenses:
Station operating expenses	40,351,258	27,732,682	68,083,940
Corporate general and administrative expenses	8,923,117	—	8,923,117
Radio station exchange transaction costs	1,261,318	—	1,261,318
Employee termination expenses	458,585	62,500	521,085
Depreciation and amortization	2,151,949	374,002	2,525,951
Gain on exchange of radio stations	—	(54,306,974)	(54,306,974)

Total operating expenses	53,146,227	(26,137,790)	27,008,437
Operating income	5,559,676	68,759,548	74,319,224
Non-operating income (expense):
Interest expense	(4,375,129)	—	(4,375,129)
Loss on modification of long-term debt	(30,569)	—	(30,569)
Other income (expense), net	326,282	(330,416)	(4,134)

Income from continuing operations before income taxes	1,480,260	68,429,132	69,909,392
Income tax expense	514,275	29,395,750	29,910,025

Net income	965,985	39,033,382	39,999,367

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Beasley Broadcast Group, 2/12/16	page 9

Pro Forma

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reported net revenue	$28,407,172	$18,562,069	$105,946,670	$58,705,903
Exchange stations	—	10,331,380	(3,148)	53,468,082

Pro forma net revenue	$28,407,172	$28,893,449	$105,943,522	$112,173,985

Reported station operating expenses	$19,401,537	$12,261,368	$75,609,147	$40,351,258
Exchange stations	46,603	7,419,805	160,111	38,808,108

Pro forma station operating expenses	$19,448,140	$19,681,173	$75,769,258	$79,159,366

Pro forma net revenue	$28,407,172	$28,893,449	$105,943,522	$112,173,985
Pro forma station operating expenses	19,448,140	19,681,173	75,769,258	79,159,366

Pro forma SOI	$8,959,032	$9,212,276	$30,174,264	$33,014,619

Reconciliation of Pro Forma SOI to Net Income

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Pro forma SOI	$8,959,032	$9,212,276	$30,174,264	$33,014,619
Pro forma net revenue adjustment	—	(10,331,380)	3,148	(53,468,082)
Pro forma station operating expenses adjustment	46,603	7,419,805	160,111	38,808,108
Corporate general and administrative expenses	(1,934,617)	(2,110,910)	(8,983,860)	(8,923,117)
Radio station exchange transaction cost	—	(1,261,318)	(349,917)	(1,261,318)
Employee termination expenses	—	(458,585)	—	(458,585)
Depreciation and amortization	(1,012,398)	(715,412)	(3,834,992)	(2,151,949)
Impairment loss	—	—	(3,520,933)	—
Interest expense	(1,014,716)	(970,513)	(3,967,794)	(4,375,129)
Loss on modification of long term debt	(558,856)	—	(558,856)	(30,569)
Other income (expense), net	389,559	24,201	881,938	326,282
Income tax (expense) benefit	(1,604,772)	1,021,611	(3,640,787)	(514,275)
Discontinued operations	—	32,006,621	—	39,033,382

Net income	$3,269,835	$33,836,396	$6,362,322	$39,999,367

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